UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2012

The Navigators Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15886	13-3138397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 International Drive, Rye Brook, New York 10573

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 934-8999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Item 7.01.	Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.” This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On February 16, 2012, The Navigators Group, Inc. issued a press release announcing its earnings for the fourth quarter of 2011. This press release is attached hereto as exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Fourth Quarter Earnings Press Release dated February 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.

By:	/s/ Bruce J. Byrnes
Name: Bruce J. Byrnes
Title: Senior Vice President and General Counsel

Date: February 17, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Fourth Quarter Earnings Press Release dated February 16, 2012.